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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): JANUARY 19, 2006



                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


           TEXAS                          333-88577            74-2684967
(State or other jurisdiction of          (Commission          (IRS Employer
        incorporation)                   File Number)       Identification No.)


                  13710 FNB PARKWAY
                   OMAHA, NEBRASKA                             68154-5200
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      ONEOK, Inc.'s Annual Officer Incentive Plan

      William R. Cordes and Jerry L. Peters, officers of Northern Plains Natural Gas Company, LLC, our operator, and the equivalent of our Chief Executive Officer, and our Chief Financial and Accounting Officer, as well as with the following officers of Northern Plains: Paul F. Miller, Michel E. Nelson, Raymond
D. Neppl, Janet K. Place, Fred Rimington, and Christopher Skoog participate in ONEOK, Inc.'s Annual Officer Incentive Plan in addition to other ONEOK compensation plans.

      ONEOK adopted their Annual Officer Incentive Plan (the AOIP) in January 2000 and previously filed a copy of it with the Securities and Exchange Commission. The AOIP provides that certain of Northern Plains' officers may receive cash incentive awards based on their individual performance and the performance and profitability of ONEOK, and the performance of particular business units of ONEOK. The corporate and business unit criteria and individual performance criteria are established annually by the Executive Compensation Committee of ONEOK's Board of Directors (the Committee). The Committee also establishes annual target awards for each officer.

      On January 19, 2006, the Committee established the corporate performance criteria for incentive awards under the AOIP for 2006. The corporate performance criteria for 2006 is based on ONEOK's earnings per share (EPS), exclusive of the cumulative effect of accounting changes and certain gains or losses on sales of assets. ONEOK's actual EPS for 2006 will be compared to the threshold and target levels set by the Committee. No incentive amount will be paid based on this performance measure if the actual EPS for 2006 is below the threshold level set by the Committee.

      If the maximum target EPS is achieved or exceeded, then the participant's incentive award may be 200 percent of the officer's target award. After taking into account the achievement based on this ONEOK corporate performance criteria, the Committee has the authority to adjust the amount of the award, based on business unit criteria and individual performance criteria.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NORTHERN BORDER PIPELINE COMPANY
                          By:  Northern Plains Natural Gas Company, LLC Operator


Date: January 24, 2006    By:  /s/  Jerry L. Peters
                               -------------------------------------------------
                               Name:  Jerry L. Peters
                               Title: Vice President, Finance and Treasurer


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